UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 24, 2009

EBIX, INC.
 (Exact name of registrant as specified in its charter)

Delaware	0-15946	77-0021975
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5 Concourse Parkway, Suite 3200, Atlanta, Georgia	30328
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (678) 281-2020

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03 Creation of Direct Financial Obligations

On August 26, 2009 Ebix, Inc. (the “Company” or “Ebix”) entered into an unsecured Convertible Note Purchase Agreement (the “Agreement”) with Whitebox VSC, Ltd (“Whitebox” or the “Holder”). As a result of the transactions consummated by the Agreement the Company issued a Convertible Promissory Note (the “Note”) with a date of August 26, 2011 (the “Maturity Date”) in the original principal amount of $19,000,000, which is convertible into shares of Ebix common stock at a price of $48.00 per share, subject to certain adjustments as set forth in the Note (the “Conversion Price”). The Note has a 0.0% interest rate. At any time after the original issue date until this Note is no longer outstanding, the Note shall be convertible, in whole or in part, either into shares of common stock or into a cash payment equivalent to a multiple of (i) the closing price of the Ebix common stock on the day of the conversion notice and (ii) the number of shares of common stock that would have otherwise been issuable upon conversion of the respective principal, provided however, that although the decision to convert is solely within the discretion of the Holder, the form of settlement is solely within the discretion of the Company. Within 90 days of August 26, 2009 the Company will use its best efforts to prepare and file with the SEC, a registration statement on Forms S-1 or S-3, registering the sale by Whitebox of shares of the Ebix common stock issued or issuable upon the conversion of any, or all of the principal amount of the Note. The Company will use its reasonable best efforts to cause the SEC to notify the Company of the SEC’s willingness to declare said registration statement effective within 180 days of August 26, 2009. A copy of the respective Convertible Note Purchase Agreement and Convertible Promissory Note is attached to this Form 8-K, as exhibits 10.1 and 10.2.

On August 26, 2009 Ebix, Inc. (the “Company” or “Ebix”) entered into an unsecured Convertible Note Purchase Agreement (the “Agreement”) with IAM Mini-Fund 14 Limited (“IAM” or the “Holder”). As a result of the transactions consummated by the Agreement the Company issued a Convertible Promissory Note (the “Note”) with a date of August 26, 2011 (the “Maturity Date”) in the original principal amount of $1,000,000, which is convertible into shares of Ebix common stock at a price of $48.00 per share, subject to certain adjustments as set forth in the Note (the “Conversion Price”). The Note has a 0.0% interest rate. At any time after the original issue date until this Note is no longer outstanding, the Note shall be convertible, in whole or in part, either into shares of common stock or into a cash payment equivalent to a multiple of (i) the closing price of the Ebix common stock on the day of the conversion notice and (ii) the number of shares of common stock that would have otherwise been issuable upon conversion of the respective principal, provided however, that although the decision to convert is solely within the discretion of the Holder, the form of settlement is solely within the discretion of the Company. Within 90 days of August 26, 2009 the Company will use its best efforts to prepare and file with the SEC, a registration statement on Forms S-1 or S-3, registering the sale by IAM of shares of the Ebix common stock issued or issuable upon the conversion of any, or all of the principal amount of the Note. The Company will use its reasonable best efforts to cause the SEC to notify the Company of the SEC’s willingness to declare said registration statement effective within 180 days of August 26, 2009. A copy of the respective Convertible Note Purchase Agreement and Convertible Promissory Note is attached to this Form 8-K, as exhibits 10.1 and 10.3.

On August 25, 2009 Ebix, Inc. (the “Company” or “Ebix”) entered into an unsecured Convertible Note Purchase Agreement (the “Agreement”) with Rennes Foundation (“Rennes” or the “Holder”). As a result of the transactions consummated by the Agreement the Company issued a Convertible Promissory Note (the “Note”) with a date of August 25, 2011 (the “Maturity Date”) in the original principal amount of $5,000,000, which is convertible into shares of Ebix common stock at a price of $50.00 per share, subject to certain adjustments as set forth in the Note (the “Conversion Price”). The Note has a 0.0% interest rate. At any time after the original issue date until this Note is no longer outstanding, the Note shall be convertible, in whole or in part, either into shares of common stock or into a cash payment equivalent to a multiple of (i) the closing price of the Ebix common stock on the day of the conversion notice and (ii) the number of shares of common stock that would have otherwise been issuable upon conversion of the respective principal, provided however, that although the decision to convert is solely within the discretion of the Holder, the form of settlement is solely within the discretion of the Company. Previous to this transaction Rennes has been and continues to be a beneficial owner of the Company, with a beneficial ownership percentage of approximately 10.5%. Rolf Herter, a member of Ebix’s Board of Directors, is also a director of the Rennes Foundation. A copy of the respective Convertible Note Purchase Agreement and Convertible Promissory Note between Ebix and Rennes is attached to this Form 8-K, as exhibits 10.4 and 10.5.

 Item 1.01 Amendments of Material Definitive Agreements

On August 27, 2009 Ebix, Inc. (the “Company” or “Ebix”) entered into a Third Amendment to its Second Amended and Restated Loan and Security Agreement (the “Amended Revolving LOC”) with Bank of America, N.A. (the “Bank” or “BOA”). The Amended Revolving LOC between the Company and Bank maintains the revolving line of credit at $25,000,000 and the existing interest rate of Libor plus 1.30%, and extends the maturity date to December 11, 2009. A copy of the Amended Revolving LOC between Ebix and BOA is attached to this Form 8-K, s exhibit 2.1.

On August 24, 2009 Ebix, Inc. (the “Company” or “Ebix”) entered into Amendments to Secured Promissory Notes (the “Amendments”) with Whitebox VSC, Ltd (“Whitebox”). The Amendments between the Company and Whitebox revises certain Convertible Promissory Notes (the “Notes”) executed by the Company in favor of Whitebox on December 18, 2007 and July 11, 2008, and serves to terminate, in their entirety, the associated Security Agreements that had been previously executed and delivered as conditions precedent to these financings. A copy of these Amendments between Ebix and Whitebox are attached to this Form 8-K, as Exhibits 2.3 and 2.4.

Item 9.01 Exhibits

2.1	Third Amendment to the Second Amended and Restated Loan and Security Agreement between Ebix, Inc. and Bank of America Corporation dated August 27, 2009.

2.2	Second Amendment to Secured Promissory Note Due December 18, 2009 between Ebix, Inc. and Whitebox VSC, Ltd dated August 24, 2009.

2.3	Amendment to Secured Promissory Note Due July 11, 2010 between Ebix, Inc. and Whitebox VSC, Ltd dated August 24, 2009.

10.1	Convertible Note Purchase Agreement by and among Ebix, Inc., Whitebox VSC, Ltd and IAM Mini-Fund 14 Limited dated August 26, 2009.

10.2	Convertible Promissory Note by and between Ebix, Inc. and Whitebox VSC, Ltd dated August 26, 2009.

10.3	Convertible Promissory Note by and between Ebix, Inc. and IAM Mini-Fund 14 Limited dated August 26, 2009.

10.4	Convertible Note Purchase Agreement by and between Ebix, Inc. and the Rennes Foundation dated August 25, 2009.

10.5	Convertible Promissory Note by and between Ebix, Inc. and the Rennes Foundation dated August 25, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EBIX, INC.

By:  /s/ Robert Kerris
        Robert Kerris
        Chief Financial Officer
        and Corporate Secretary

August 28, 2009

EXHIBIT INDEX

Exhibit No.	Description
2.1	Third Amendment to the Second Amended and Restated Loan and Security Agreement between Ebix, Inc. and Bank of America Corporation dated August 27, 2009.
2.2	Second Amendment to Secured Promissory Note Due December 18, 2009 between Ebix, Inc. and Whitebox VSC, Ltd dated August 24, 2009.
2.3	Amendment to Secured Promissory Note Due July 11, 2010 between Ebix, Inc. and Whitebox VSC, Ltd dated August 24, 2009.
10.1	Convertible Note Purchase Agreement by and among Ebix, Inc., Whitebox VSC, Ltd and IAM Mini-Fund 14 Limited dated August 26, 2009.
10.2	Convertible Promissory Note by and between Ebix, Inc. and Whitebox VSC, Ltd dated August 26, 2009.
10.3	Convertible Promissory Note by and between Ebix, Inc. and IAM Mini-Fund 14 Limited dated August 26, 2009.
10.4	Convertible Note Purchase Agreement by and between Ebix, Inc. and the Rennes Foundation dated August 25, 2009.
10.5	Convertible Promissory Note by and between Ebix, Inc. and the Rennes Foundation dated August 25, 2009.